Manufacturing Footprint Strategic Changes (Spin-Off Transition Costs)	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Manufacturing Footprint Strategic Changes (Spin-Off Transition Costs)
Note 2.	Spin-Off Transition Costs

Completion of the Sale of Disposable Glove Facility

In June 2014, Kimberly-Clark initiated a plan to exit one of the disposable glove facilities in Thailand and outsource the related production to improve the competitive position of the S&IP business. In December 2014, we entered into a definitive agreement to sell the disposable glove facility to a third party. We received advance cash payments of $8 million before the end of 2014, which was included in “Accrued Expenses” in the accompanying condensed consolidated balance sheet as of December 31, 2014. The net book value of the disposable glove facility was $3 million and was classified as “Assets Held for Sale” in the accompanying condensed consolidated balance sheet as of December 31, 2014. We received the remaining $8 million of the sale price when the sale closed in January 2015. The sale resulted in a net gain of $12 million, which was recorded in “Other income, net” in the accompanying condensed consolidated income statement. There were no remaining accrued expenses related to this plan as of March 31, 2015.

Manufacturing Alignment, Marketing and Rebranding and Incremental Transition Services from Kimberly-Clark

As a result of the Spin-off, we are making changes to our plant and equipment, primarily in North America to align with our manufacturing requirements. These changes will include modifications to certain equipment and the movement of health-care equipment from Kimberly-Clark locations to Halyard facilities.

We are undertaking efforts to ensure our customers transition from the Kimberly-Clark brand to our Halyard-branded products. We have entered into a royalty agreement under which we have access to use the Kimberly-Clark brand for up to 24 months as we manage the packaging changes with global regulatory bodies. Royalties are required to be paid for products sold bearing the Kimberly-Clark brand only. In addition to royalty expense, we expect to incur costs for packaging, marketing and regulatory approval in order to complete this transition.

While building our own capabilities as a stand-alone company, we have entered into transition service agreements with Kimberly-Clark to provide temporary supporting services until we have the necessary resources and infrastructure in place.

In the three months ended March 31, 2015 we have incurred $11 million ($7 million, net of tax) for the above programs.

Note 3.	Manufacturing Footprint Strategic Changes

In 2014, Kimberly-Clark initiated a plan to exit one of the disposable glove facilities in Thailand and outsource the related production to improve the underlying profitability and return on invested capital of our S&IP business. In conjunction with this plan, we evaluated the impacted asset group, which includes all of our facilities in Thailand, for impairment, and we re-evaluated the remaining useful lives of the assets involved in the impacted asset group. The plan resulted in a reduction of our workforce by approximately 2,500 positions and cumulative charges of $57 million ($47 million after-tax) through the Spin-off date that were recognized in cost of sales. The charges consisted of non-cash asset impairment of $42 million, accelerated depreciation of $10 million and workforce reduction and other exit cash costs of $5 million. Accelerated depreciation represents the incremental depreciation over and above the depreciation for the original established useful life.

The asset impairment charge was based on the excess of the carrying value of the impacted asset group of about $94 million over its fair value of $52 million. The fair value was measured using discounted cash flows expected over the time the asset group would remain in use. The use of the discounted cash flows represents a level 3 measure under the fair value hierarchy.

Following the Spin-off, we incurred additional costs of $3 million ($2 million net of tax) primarily for accelerated depreciation through December 8, 2014. Payments of $5 million were made for severance and other costs in 2014 and there were no remaining accrued expenses related to the sale as of December 31, 2014.

On December 8, 2014, we entered into a definitive agreement to sell the disposable glove facility to a third party. We received advance cash payments of $8 million before the end of 2014, which is included in “Accrued Expenses” in the accompanying consolidated and combined balance sheet. The net book value of the disposable glove facility was $3 million and was classified as “Assets Held for Sale” in the accompanying balance sheet. The sale closed in January 2015, resulting in a gain on sale of $12 million, which was recorded in the first quarter of 2015.